SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2019

Date of Report

(Date of Earliest Event Reported)

UNITED CAPITAL CONSULTANTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55741	81-4625084
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3210 East Coralbell Avenue

Mesa, Arizona 95204

(Address of principal executive offices) (zip code)

480-666-4116

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	N/A

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01 Entry into a Material Definitive Agreement

Addendum No. 1 to Consultancy Agreement between United Capital Consultants, Inc. and United Utilities Authority, Ltd.

On May 22, 2019, United Capital Consultants, Inc. (“UCC” or the “Company”) and United Utilities Authority, Ltd. (“UUA”) entered into the Addendum No. 1 to the Consultancy Agreement (the “Addendum”) to add to or amend the terms and conditions of that certain Consultancy Agreement entered into by and between UCC and UUA on July 18, 2018, which was disclosed as an exhibit to the Form 8-K filed on August 1, 2018 and is incorporated herein by reference (the “Consultancy Agreement”).

UUA is a private utility specializing in renewable energy projects and has identified and begun due diligence and negotiations on potential acquisitions in the form of solar energy farms available for purchase in Thailand (the “Facility” or “Facilities”). Under the terms and conditions of the Addendum, UCC shall be granted an option to directly purchase any Facilities with a collective generating capacity of 60 MW acquired by UUA or any interest in such Facilities acquired thereby. Upon completion of UCC’s acquisitions of any such Facilities, UCC shall enter into a separate agreement with UUA for UUA to manage such Facilities. Except as amended as set forth above, the Consultancy Agreement shall continue in full force and effect.

Related Parties

Clayton Patterson and Harold Patterson, who are officers and directors of the Company, are also affiliates of United Utilities Authority, Ltd.

ITEM 9.01 Financial Statements and Exhibits

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission.

10.5*	Addendum No. 1 to Consultancy Agreement between United Capital Consultants, Inc. and United Utilities Authority, Ltd.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2019

UNITED CAPITAL CONSULTANTS, INC.

By:	/s/ Clayton Patterson
Clayton Patterson
President